October 29, 2014
Supplemental Financial Information Presentation
Q3 2014
Information is as of September 30, 2014 except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Exhibit 99.2

Legal Disclaimer

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (“ARI” or the “Company”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; the return on equity, the yield on investments and risks associated with investing in real estate assets, including changes in business conditions and the general economy.
The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI.
Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of
Operations” as included in ARI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and other periodic reports filed with the Securities and Exchange
Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Operating Earnings and Operating Earnings per share.  Please refer to slide 3 for a definition of “Operating
Earnings” and the reconciliation of “Operating Earnings” to the applicable GAAP financial measure set forth on slide 19.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.  ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information.
Past performance is not indicative nor a guarantee of future returns.
Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities).  Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling.  No such index is indicative of the future results of any investment by ARI.

Apollo Commercial Real Estate Finance, Inc.
2014 Third Quarter Earnings Call
October 29, 2014
Stuart Rothstein
Chief Executive Officer and President
Scott Weiner
Chief Investment Officer of the Manager
Megan Gaul
Chief Financial Officer, Treasurer and Secretary
Hilary Ginsberg
Investor Relations Manager

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

ARI – Financial Summary
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

(1) Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-
based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items included in net income, (iii) unrealized income from equity investments and (iv) the non-cash amortization expense related to the reclassification of a portion of the senior convertible notes to stockholders’ equity in accordance with GAAP. Please see slide 19 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.
(2) Commercial Mortgage Backed Securities, (“CMBS”) held-to-maturity, are net of a participation sold during June 2014. ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to
GAAP. At September 30, 2014, ARI had one such participation sold with a carrying amount of $89,418
(3) Fixed  charge  coverage  is  EBITDA  divided  by  interest  expense  plus  the  preferred  stock  dividends.
Net interest income
Operating earnings
1,531,453 $
997,274 $
Common stockholders' equity 769,436 $
86,250 $
537,766 $
Convertible senior notes 246,054 $
1.21x
3.8x
Interest income
Interest expense
Operating earnings per share
Diluted weighted average shares of common
stock outstanding
Investments at amortized cost
Net equity in investments at cost
Preferred stockholders' equity
Debt to common equity
Outstanding repurchase agreement borrowings
Fixed charge coverage
($ amounts in thousands, except per share data)
Income Statement September 30, 2014 September 30, 2013 % Change September 30, 2014 September 30, 2013 % Change
35,356 $       85,559 $       $        52.8%
(8,786) $       (15,802) $      (2,909) $         443.2%
26,570 $       69,757 $       53,086 $        31.4%
20,768 $       52,805 $       36,954 $        42.9%
0.44 $          1.24 $          1.05 $            18.1%
47,068,929 37,379,469 25.9% 42,538,744 35,103,285 21.2%
Three Months Ended Nine Months Ended
19,671 $            79.7%
$                892.8%
18,786 $            41.4%
13,272 $            56.5%
0.35 $                 25.7%
Balance sheet September 30, 2014 December 31, 2013 % Change
55,995
(885)
848,761 $           80.4%
676,855 $           47.3%
596,706 $           28.9%
86,250 $            -
202,033 $           166.2%
$                  100.0%
0.4x
5.3x
(1)
(1)
(2)
(3)
-

Operating Earnings ($000s) (1)
Net Interest Income ($000s)
Dividends per Common Share
(1) Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items included in net income, (iii) unrealized income from equity investments and (iv) the non-cash amortization expense related to the reclassification of a portion of the senior convertible notes to stockholders’ equity in accordance with GAAP.  Please see slide 19 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net
income and GAAP net income per share.
Operating Earnings per Common Share (1)
ARI – Historical Financial Overview
$1.24
$1.05
$1.20 $1.20 $1.20
$1.20
$1.27
$1.07
$52,805
$36,954
$26,538
$19,775
$27,518
$36,375
$53,086
$69,757
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$5,047
$8,796
$7,086
$8,526
$7,643
$9,218
$11,963
$13,991
$11,721
$18,045
$13,272
$20,768
Nine Months Ended
September 30, 2011
Nine Months Ended
September 30, 2012
Nine Months Ended
September 30, 2013
Nine Months Ended
September 30, 2014
$0.00
$0.40
$0.80
$1.20
$1.60
$0.29
$0.42
$0.39
$0.37
$0.40
$0.41
$0.31
$0.42
$0.38
$0.44
$0.35
$0.44
Nine Months Ended
September 30, 2011
Nine Months Ended
September 30, 2012
Nine Months Ended
September 30, 2013
Nine Months Ended
September 30, 2014
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
$7,599
$11,187
$17,067
$19,403
$9,683
$11,951
$17,233
$23,784
$10,236
$13,236
$18,786
$26,570
$0.00
$0.40
$0.80
$1.20
$1.60
Nine Months Ended
September 30, 2011
Nine Months Ended
September 30, 2012
Nine Months Ended
September 30, 2013
Nine Months Ended
September 30, 2014
$0.40 $0.40 $0.40 $0.40
$0.40 $0.40 $0.40 $0.40
$0.40 $0.40 $0.40 $0.40
Nine Months Ended
September 30, 2011
Nine Months Ended
September 30, 2012
Nine Months Ended
September 30, 2013
Nine Months Ended
September 30, 2014

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q3 Financial Highlights
Financial Results & Earnings Per Share
Operating Earnings for the quarter ended September 30, 2014 of $20.8 million, or $0.44 per share of common stock, a 26% per share increase as compared to Operating Earnings of $13.3 million, or $0.35 per share of common stock for the quarter ended September 30, 2013
(1)
– Net interest income of $26.6 million for Q3 2014
– Total expenses of $4.6 million, comprised of management fees of $3.2 million, G&A of $1.1 million and equity-based compensation of $0.3 million
– Net income available to common stockholders for the quarter ended September 30, 2014 of $17.3 million, or $0.37 per diluted share of common stock
Dividends
Declared a dividend of $0.40 per share of common stock for the quarter ending December 31, 2014
– 9.8% annualized dividend yield based on $16.40 closing price on October 27, 2014
Declared a dividend on the Company’s 8.625% Series A Cumulative Redeemable Perpetual Preferred Stock of
$0.5391 per share for stockholders of record on September 30, 2014
Book Value
GAAP book value of $16.42 per share as of September 30, 2014
(1) Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) (ii) any unrealized gains or losses or other non-cash items included in net income (iii) unrealized income from equity investments and (iv) the non-cash amortization expense related to the reclassification of a portion of the senior convertible notes to stockholders’ equity in accordance with GAAP. Please see slide 19 for a reconciliation of Operating Earnings and Operating Earnings per
Share to GAAP net income and GAAP net income per share.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q3 New Investments
(1) Based upon committed amount of loan.
(2) The Internal Rate of Return (“IRR”) for the investments shown in this presentation reflect the returns underwritten by ACREFI Management, LLC, the Company’s external manager (the “Manager”), calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term.  With respect to certain loans, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown above. See “Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.
Summary of New Investments
Q3 2014
9 Months Ended
9/30/2014
Number of Loans Closed 3 11
Capital Committed to Loans
($ in thousands)
46,725 $          608,715 $
Fixed Rate %/Floating Rate %
(1)
32%/68% 32%/68%
First Mortgage %/Subordinate Loan % 26%/74% 48%/52%
Weighted Average Loan-to-Value 63% 62%
Equity Invested in CMBS
($ in thousands)
35,631 $          75,001 $
Weighted Average Duration of CMBS 2.8 years 2.8 years
Total Capital Committed
($ in thousands)
82,356 $          683,716 $
Weighted Average IRR
(2)
15% 14%

ARI – Q3 Investment, Portfolio & Capital Markets Activity
Investment and Portfolio Activity
KBC Bank Deutschland AG (“KBCD”) Transaction
€30.7 million ($39.5 million) investment in an entity that acquired a minority participation in KBCD
KBCD had total assets of €2,187 billion as of December 31, 2013
KBCD was renamed Bremer Kreditbank AG and will operate under the name BKB Bank
Loan Repayment
$50 million principal repayment from a mezzanine loan secured by a portfolio of Florida office properties
Realized IRR ~ 13%
Capital Markets Activity
Convertible Notes Offering
$112.5 million net proceeds raised from the underwritten public offering of $111.0 million aggregate principal amount of 5.50% Convertible Senior Notes due 2019; Notes were priced at 102% of face value, plus accrued interest from, and including, March 17, 2014
Initial conversion rate equal to 55.3649 shares of common stock per $1,000 principal amount of Notes, which is equivalent to a conversion price of approximately $18.06 per share of common stock
Amendment of Credit Facility
During the quarter and subsequent to quarter end, expanded borrowing capacity of master repurchase agreement with Deutsche Bank AG to $300.0 million from $200.0 million
–
–
–
–
–
–
–
–

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Commercial Real Estate Debt Portfolio Overview
Asset Type
($000s)
Amortized
Cost Borrowings
Equity
at Cost
(1)
Remaining
Weighted
Average Life
(years )
(2)
Current
Weighted
Average
Underwritten
IRR
(3)(4)
Levered
Weighted
Average
Underwritten
IRR
(3)(4)(5)
First Mortgage Loans $           369,924 $          122,722 $           247,202 2.9 13.0% 15.6%
Subordinate Loans 585,504 - 585,504 3.2 12.8 12.8
CMBS, held-to-maturity
(6)(7)
64,580 - 64,580 4.6 12.2 12.2
CMBS 511,445 - 99,988 2.5 16.1 16.1
Investments at September 30, 2014 $        1,531,453 $          537,766 $           997,274 3.0 Years 13.1% 13.7%
(1)
CMBS includes $30.1 million of restricted cash related to the Company’s master repurchase agreement with UBS AG (the “UBS Facility”) and $26.5 million related to investments purchased but not yet settled.
(2)
Remaining Weighted Average Life assumes all extension options are exercised.
(3)
Borrowings under the Company’s master repurchase agreement with JPMorgan Chase Bank, N.A. (the “JPMorgan Facility”) bear interest at LIBOR plus 250 basis points, or 2.7% at September 30, 2014. The IRR calculation further assumes the JPMorgan Facility or any replacement facility will remain available over the life of these investments.
(4)
The underwritten IRR for the investments shown in this table reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains  constant over the remaining term.  With respect to certain loans, the underwritten IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See “Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time
(5)
The Company's ability to achieve its underwritten levered weighted average IRR with regard to its portfolio of first mortgage loans is additionally dependent upon the Company re-borrowing approximately $52,278 in total under the JPMorgan Facility or any replacement facility with similar terms.   Without such re-borrowing, the levered
weighted average underwritten IRRs will be as indicated in the current weighted average underwritten IRR column above.
(6)
CMBS, held-to-maturity, represents a loan the Company closed during May 2014 that was subsequently contributed to a securitization during August 2014.  During May 2014, the Company closed a $155,000 floating-rate whole loan secured by the first mortgage and equity interests in an entity that owns a resort hotel in Aruba. During June
2014, the Company syndicated a $90,000 senior participation in the loan and retained a $65,000 junior participation.  During August 2014, both the $90,000 senior participation and the Company's $65,000 junior participation were contributed to a CMBS securitization.  In exchange for contributing its $65,000 junior participation, the
Company received a CMBS secured solely by the $65,000 junior participation.
(7)
CMBS, held-to-maturity, are net of a participation sold during June 2014.  ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.  At September 30, 2014, ARI had one such participation sold with a carrying amount of $89,418.

Diversified Commercial Real Estate Debt Portfolio with Amortized Cost Basis of $1.5 billion
Net Invested Equity at Amortized Cost Basis (1)
Gross Assets at Amortized Cost Basis (1)
(1) CMBS, held-to-maturity are net of a participation sold during June 2014. ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP. At September 30, 2014, ARI had one such participation sold with a carrying amount of $89,418.
ARI – Commercial Real Estate Debt Portfolio Overview
CMBS
34%
First Mortgage Loans
24%
Subordinate Loans
38%
CMBS, held-to-
maturity
4%
CMBS
10%
First Mortgage
Loans
25%
Subordinate Loans
59%
CMBS, held-to-
maturity
6%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

ARI – Commercial Real Estate Debt Portfolio Diversification
The Commercial Real Estate Debt Portfolio is diversified by property type and geographic location
Geographic Diversification by Net Equity (1)
Property Type by Net Equity (1)
(1) CMBS, held-to-maturity, are not included in “Securities” for this calculation. CMBS, held-to-maturity are net of a participation sold during June 2014.  ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.  At September 30, 2014, ARI had one such participation sold with a carrying amount of $89,418.

Securities
13%
Residential
42%
Industrial
3%
Hotel
23%
Mixed Use
3%
Office
6%
Healthcare
5%
Ski Resort
5%
New York City
32%
Northeast (excluding
NYC)
4%
Securities
14%
Southeast
5%
Mid - Atlantic
6%
Midwest
7%
West
13%
Southwest
4%
International
15%
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

APOLLO
COMMERCIAL REAL ESTATE FINANCE, INC. ("ARI")

$320
$280
$240
$200
$160
$120
$80
$40
$0
($ in Millions)
$72.3
$151.3
$75.7
$110.4
$25.1
$286.1
$140.1
$300.0
$23.8
$-
$30.3
$32.0
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Fully extended maturity
Future funding commitment

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Loan Portfolio - Maturity and Type
Fully Extended Loan Maturities and Future Fundings
(1)(2)(3)(4)
(1) Basedupon Face Amount of Loans; Doesnot include CMBS,butdoes include CMBS,held-to-maturity.
(2) Maturities reflect the fully funded amounts of the loans.
(3) CMBS, held-to-maturity are net of a participation sold during June 2014.  ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.  At September 30, 2014, ARI had onesuch participation sold with a carrying amount of $89,418.
(4) Future funding dates are based upon the Manager’s projections and are subject to change.
Loan Position and Rate Type
(1)(3)
50% Floating Rate/50% Fixed Rate
% of Floating Rate Loans With LIBOR Floor – 31%
Weighted Average LIBOR Floor – 0.44%
Senior Loan Fixed
18%
Subordinate Loan
Fixed
32%
Subordinate Loan
Floating
32%
Senior Loan
Floating
18%

APOLLO
COMMERCIAL REAL ESTATE FINANCE, INC. ("ARI")

0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Loan Portfolio – Loan Level LTV (Through Last Invested Dollar)
(1) Both loans are for the same property.
(2) Both loans are for the same property.
(3) LTV is based upon the committed amount of $80 million.
(4) This is CMBS, held-to-maturity and is net of a participation sold.  ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.  At September 30, 2014, this participation sold had a carrying amount of $89,418.
(5) Based upon £32.1 face amount converted to USD based upon the conversion rateon 9/30/2014.
(6) Ending LTV is based upon the committed amount of $19.5 million.
Subordinate Financings
First Mortgage Loans
Description ($ in thousands) Location
Balance at
9/30/2014 Starting LTV Ending LTV
Subordinate - Condo Development New York 73,844 $               32% 47%
Subordinate - Resort Hotel (4) Aruba 65,000 $               35% 60%
Subordinate - Condo Development (5)
London 52,034 $               45% 78%
Subordinate - Healthcare Portfolio Various 50,000 $               57% 62%
Subordinate - Hotel Portfolio Various 47,172 $               50% 57%
Subordinate - Multifamily Conversion New York 44,000 $               51% 78%
Subordinate - Ski Resort California 40,000 $               35% 54%
Subordinate - Condo Conversion (1) New York 35,545 $               30% 53%
Subordinate - Industrial Portfolio Various 32,000 $               66% 73%
Subordinate - Condo Conversion (2)
New York 29,601 $               30% 56%
Subordinate - Hotel  New York 28,250 $               59% 67%
Subordinate - Hotel Portfolio Minnesota 24,560 $               56% 68%
Subordinate - Mixed Use Pennsylvania 22,500 $               54% 69%
Subordinate - Hotel New York 20,000 $               50% 61%
Subordinate - Multifamily/Condo/Hotel (6)
Various 18,791 $               80% 90%
Subordinate - Ski Resort Montana 15,000 $               46% 56%
Subordinate - Multifamily New York 14,608 $               35% 47%
Subordinate - Office New York 14,000 $               61% 70%
Subordinate - Office Missouri 9,747 $                 60% 70%
Subordinate - Office Michigan 8,828 $                 41% 53%
Subordinate - Mixed Use North Carolina 6,525 $                 63% 75%
Total/Weighted Average 652,005 $            63%
Description ($ in thousands) Location
Balance at
9/30/2014 Starting LTV Ending LTV
First Mortgage - Destination Homes Various 101,000 $            - 49%
First Mortgage - Condo Conversion (1)
New York 45,496 $               - 30%
First Mortgage - Hotel Pennsylvania 34,000 $               - 65%
First Mortgage - Condo Conversion (2)
New York 33,675 $               - 30%
First Mortgage - Hotel New York  31,115 $               - 41%
First Mortgage - Multifamily New York 30,000 $               - 63%
First Mortgage - Office New York 26,968 $               - 35%
First Mortgage - Condo Development (3)
Maryland 25,000 $               - 65%
First Mortgage - Hotel Maryland 24,684 $               - 61%
First Mortgage - Condo Development Maryland 20,000 $               - 67%
Total/Weighted Average 371,938 $            49%

APOLLO
COMMERCIAL REAL ESTATE FINANCE, INC. ("ARI")

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – CMBS Portfolio
(1)
Face Amortized Cost
Remaining Weighted
Average Life with
Extensions (years)
Estimated
Fair Value Debt
Net Equity
at Cost (2)
CMBS – Total $               521,545              $              511,445                  2.5 Years $            517,620            $       415,044          $       99,988
CMBS
CUSIP Description
07388YAB8 BSCMS 07-PW16 A2
61754KAC9 MSC 07-IQ14 A2
92978YAB6 WBCMT 07-C32 A2
61751NAD4 MSC 2007-HQ11 A31
92978TAB7 WBCMT 2007-C31 A2
92978PAJ8 WBCMT 2006-C29 AJ
07388QAH2 BSCMS 2007-PW17 AJ
07401DAH4 BSCMS 2007PW18 AJ
46625YVZ3 JPMCC 2005-CB13 AJ
50180CAG5 LBUBS 2006-C7 AJ
60688CAJ5 MLCFC 2007-9 AJ
05947US25 BACM 2005-3 AJ
CMBS
CUSIP Description
59025KAG7 MLMT 2007-C1 AM
22546BAH3 CSMC 2007-C5 AM
36159XAH3 GECMC 2007-C1 AM
46627QBC1 JMPCC 2006-CB15 AM
46631BAJ4 JPMCC 2007-LD11 AM
14986DAJ9 CD 2006-CD3 AJ
17311QBN9 CGCMT 2007-C6 AJ
17313KAK7 CGCMT 2008-C7 AJ
20047QAH8 COMM 2006-C7 AJ
61755YAK0 MSC 2007-IQ15 AJ
46629YAH2 JPMCC 2007-CB18AJ
173311QAE0 CGCMT 2007-C6 AJFX
(1) Does not include CMBS, held-to-maturity.
(2) Includes $30.1 million of restricted cashrelated to the UBS Facility and$26.5million related toinvestmentspurchased not yet settled.

APOLLO
COMMERCIAL REAL ESTATE FINANCE, INC. ("ARI")

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Portfolio Metrics – Quarterly Migration Summary
Portfolio Metrics ($ in thousands)
Q3 2014 Q2 2014 Q1 2014 Q4 2013 Q3 2013
(Investment balances represent amortized cost)
First Mortgage Loans 369,924 $          343,810 $          185,516 $          161,099 $          160,893 $
Subordinate Loans 585,504            659,045            484,979            497,484            394,554
CMBS 511,445            339,724            173,174            190,178            218,019
CMBS - Held-to-Maturity
(1)
64,580               -                    -                    -                    -
CMBS - Hilton -                    -                    -                    -                    69,587
Total Investments 1,531,453 $       1,342,579 $       843,669 $          848,761 $          843,053 $
(Investment balances represent net equity, at cost)
First Mortgage Loans 247,202 $          197,112 $          185,513 $          140,716 $          160,890 $
Subordinate Loans 585,504            659,045            484,979            497,484            394,554
CMBS 99,988
(4)
70,325
(5)
36,310
(5)
38,655
(5)
36,760
(6)
CMBS - Held-to-Maturity
(1)
64,580               -                    -                    -                    -
CMBS - Hilton -                    -                    -                    -                    23,049
Net Equity in Investments at Cost 997,274 $          926,482 $          706,802 $          676,855 $          615,253 $
Levered Weighted Average Underwritten IRR
(2)
13.7%
(7)
13.9%
(7)
14.1%
(7)
14.1%
(7)
13.9%
(7)
Weighted Average Duration 3.0 Years 3.2 Years 3.2 Years 3.3 Years 3.0 Years
Loan Portfolio Weighted Average Ending LTV
(3)
58.0% 58.0% 58.0% 58.0% 55.0%
Borrowings Under Repurchase Agreements 537,766 $          446,224 $          166,994 $          202,033 $          227,167 $
Convertible Senior Notes 246,054 $          139,362 $          139,163 $          - $                 - $
Debt-to-Common Equity 1.2x 0.9x 0.5x 0.4x 0.5x
(1)       CMBS, held-to-maturity are net of a participation sold during June 2014.  ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.  At September 30, 2014, ARI had one such participation sold with a carrying amount of $89,418.
(2)       The underwritten  IRR for the investments shown in this presentation reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term.  With respect to certain loans, the underwritten IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See “Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time
(3)       Does not include CMBS.
(4)       Includes $30.1 million of restricted cash related to the UBS Facility and $26.5 million related to investments purchased not yet settled.
(5)       Includes $30.1 million of restricted cash related to the UBS Facility.
(6)       Includes $15.8 million of restricted cash related to the UBS Facility and $16.4 million of future borrowings related to unsettled trades
(7)       Represents an underwritten levered weighted average IRR. The Company's ability to achieve the underwritten levered weighted average IRR additionally depends upon the Company re-borrowing approximately $52,278 under the JPMorgan Facility or any replacement facility with similar terms with regard to its portfolio of first mortgage loans. Without such re-borrowing, the levered weighted average underwritten IRR will be lower than the amount shown above, as indicated in the current weighted average underwritten IRR column on slide 8.

APOLLO
COMMERCIAL REAL ESTATE FINANCE, INC. ("ARI")

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI had total borrowings outstanding of $538 million at September 30, 2014:
ARI’s borrowings had the following remaining maturities at September 30, 2014:
Financing Overview
Facility ($000s) Debt Balance
Weighted Average
Remaining
Maturity
(1)
Cost of Funds
Wells Facility $                     20,990 0.4 1.0%
UBS Facility 133,899 4.0 2.8%
Deutsche Bank Facility 260,155 3.5 3.8%
JP Morgan Facility 122,722 0.3 2.7%
Total Borrowings at September 30, 2014 $537,766 2.8 Years 3.2%
Facility ($000s) Less than 1 year 1 to 3 years 3 to 5 years Total
Wells Facility $                   20,990 $                              - $                           - $                   20,990
UBS Facility
(1)
- 133,899 - 133,899
Deutsche Bank Facility 5,530 153,463 101,162 260,155
JP Morgan Facility 122,722 - - 122,722
Total Borrowings at September 30, 2014 $                 149,242 $                  287,362 $               101,162 $                 537,766
(1) Assumes extension options on the UBS Facility are exercised.

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COMMERCIAL REAL ESTATE FINANCE, INC. ("ARI")

16 COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”) Financials

APOLLO
COMMERCIAL REAL ESTATE FINANCE, INC. ("ARI")

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Consolidated Balance Sheets (Unaudited)
(in thousands—except share and per share data)
September 30, 2014 December 31, 2013
Assets:
Cash 58,649 $                   20,096 $
Restricted cash 30,127                      30,127
Securities available-for-sale, at estimated fair value 17,919                      33,362
Securities, at estimated fair value 499,701                    158,086
Securities, held-to-maturity 153,998                    -
Commercial mortgage loans, held for investment 369,924                    161,099
Subordinate loans, held for investment 585,504                    497,484
Investment in unconsolidated joint venture 38,719                      -
Derivative instrument 1,933                        -
Interest receivable 17,072                      6,022
Deferred financing costs, net 8,124                        628
Other assets 1,342                        600
Total Assets 1,783,012 $               907,504 $
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements 537,766 $                  202,033 $
Convertible senior notes, net 246,054                    -
Participations sold 89,418                      -
Investments purchased, not yet settled 26,540                      -
Accounts payable and accrued expenses 3,602                        2,660
Payable to related party 3,193                        2,628
Dividends payable 20,753                      17,227
Total Liabilities 927,326                    224,548
Stockholders' Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized and 3,450,000 shares issued and outstanding in 2014
and 2013 ($86,250 aggregate liquidation preference) 35                            35
Common stock, $0.01 par value, 450,000,000 shares authorized 46,848,675 and 36,888,467 shares issued and
outstanding in 2014 and 2013, respectively 468                          369
Additional paid-in-capital 867,598                    697,610
Retained earnings (accumulated deficit) (11,661)                     (14,188)
Accumulated other comprehensive loss (754)                         (870)
Total Stockholders' Equity 855,686                    682,956
Total Liabilities and Stockholders' Equity 1,783,012 $               907,504 $

APOLLO
COMMERCIAL REAL ESTATE FINANCE, INC. ("ARI")

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Consolidated Statement of Operations (Unaudited)
September 30,
2014
September 30,
2013
September 30,
2014
September 30,
2013
Net interest income:
Interest income from securities 6,129 $                2,533 $                12,914 $              8,634 $
Interest income from securities, held to maturity 2,219                   -                      2,219                  -
Interest income from commercial mortgage loans 8,025                   4,954                   18,475                12,222
Interest income from subordinate loans 18,983                 12,184                 51,951                35,137
Interest income from repurchase agreements -                      -                      -                     2
Interest expense (8,786)                 (885)                    (15,802)               (2,909)
Net interest income 26,570              18,786              69,757              53,086
Operating expenses:
General and administrative expenses (includes $308 and $1,096 of equity-based compensation in 2014 and $784 and $2,095 in 2013,
respectively) (1,434)                 (1,793)                 (4,355)                 (5,126)
Management fees to related party (3,193)                 (2,625)                 (8,725)                 (7,384)
Total operating expenses (4,627)                (4,418)                (13,080)             (12,510)
Income from equity investment (88)                      -                      (88)                     -
Interest income from cash balances 21                       3                         26                      19
Unrealized gain/(loss) on securities (2,147)                 (1,472)                 4,787                  (3,973)
Foreign currency gain/(loss) (3,596)                 -                      (2,637)                 -
Gain/(loss) on derivative instruments (includes $3,026 and $1,933 of unrealized gains in 2014 and $25 and $155 of unrealized gains in
2013, respectively) 3,026                   1                         1,933                  (1)
Net income 19,159 $           12,900 $           60,698 $           36,621 $
Preferred dividends (1,860)                 (1,859)                 (5,580)                 (5,580)
Net income available to common stockholders 17,299 $           11,041 $           55,118 $           31,041 $
Basic and diluted net income per share of common stock    0.37 $                 0.29 $                 1.30 $                 0.88 $
Basic weighted average shares of common stock outstanding 46,848,675          36,883,002          42,332,380         34,647,941
Diluted weighted average shares of common stock outstanding 47,068,929          37,379,469          42,538,744         35,103,285
Dividend declared per share of common stock 0.40 $                 0.40 $                 1.20 $                 1.20 $
Three months ended Nine months ended

APOLLO
COMMERCIAL REAL ESTATE FINANCE, INC. ("ARI")

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Reconciliation of Operating Earnings to Net Income
September 30, 2014
Earnings Per Share
(Diluted) September 30, 2013
Earnings Per Share
(Diluted)
Operating Earnings:
Net income available to common stockholders 17,299 $                     0.37 $                          $11,041 0.29 $
Adjustments:
  Unrealized (gain)/loss on securities 2,147                            0.04 1,472 0.04
  Unrealized (gain)/loss on derivative instruments (3,026)                           (0.07) (25)
-
  Foreign currency loss 3,596                            0.08
-                           -
  Equity-based compensation expense 308                               0.01 784 0.02
  Income from equity investment 88
-                           -                           -
  Amortization of convertible notes related to equity reclassification 356                               0.01
-                           -
Total adjustments: 3,469                            0.07 2,231 0.06
Operating Earnings 20,768 $                     0.44 $                          13,272 $                     0.35 $
Basic weighted average shares of common stock outstanding 46,848,675 36,883,002
Diluted weighted average shares of common stock outstanding 47,068,929 37,379,469
Three Months Ended
September 30, 2014
Earnings Per Share
(Diluted) September 30, 2013
Earnings Per Share
(Diluted)
Operating Earnings:
Net income available to common stockholders 55,118 $                     1.30 $                          31,041 $                     0.88 $
Adjustments:
  Unrealized (gain)/loss on securities (4,787)                           (0.11) 3,973 0.11
  Unrealized (gain)/loss on derivative instruments (1,933)                           (0.05) (155)
-
  Foreign currency loss 2,637                            0.06
-                           -
  Equity-based compensation expense 1,096                            0.03 2,095 0.06
  Income from equity investments 88
-                           -                           -
Amortization of convertible notes related to equity reclassification 586                               0.01
-                           -
Total adjustments: (2,313)                           (0.06) 5,913 0.17
Operating Earnings 52,805 $                     1.24 $                          36,954 $                     1.05 $
Basic weighted average shares of common stock outstanding 42,322,380 34,647,941
Diluted weighted average shares of common stock outstanding 42,538,744 35,103,285
Nine Months Ended

APOLLO
COMMERCIAL REAL ESTATE FINANCE, INC. ("ARI")

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Financial Metrics – Quarterly Migration Summary
(1) Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may becomecash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) (ii) any unrealized gains or losses or other non-
cash items included in net income(iii) unrealized income from equity investments and (iv) the non-cash amortization expense related to the reclassification of a portion of the senior convertible notes to stockholders’ equity in accordance with GAAP.  Please see slide 19 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.
(2) Return on commonequity is calculated as annualized Operating Earnings for the period as a percentage of average stockholders’equity for the period.
Financial Metrics
($ in thousands, except per share data) Q3 2014 Q2 2014 Q1 2014 Q4 2013 Q3 2013
Net Interest Income 26,570 $           23,784 $           19,403 $           20,021 $           18,786 $
Management Fee 3,193                 2,966                 2,565                 2,627                 2,625
General and Administrative Costs 1,126                 1,117                 1,016                 1,046                 1,009
Non-Cash Stock Based Compensation 308                   362                   426                   1,392                 784
Net Income Available to Common Stockholders 17,299 $           22,098 $           15,720 $           14,004 $           11,041 $
GAAP Diluted EPS 0.37 $                0.51 $                0.42 $                0.37 $                0.29 $
Operating Earnings
(1)
20,768 $           18,045 $           13,991 $           14,488 $           13,272 $
Operating EPS
(1)
0.44 $                0.42 $                0.37 $                0.39 $                0.35 $
Distributions Declared to Common Stockholders 0.40 $                0.40 $                0.40 $                0.40 $                0.40 $
GAAP Book Value per Share of Common Stock 16.42 $              16.30 $              16.21 $              16.18 $              16.18 $
Total Stockholders' Equity 855,686 $          849,998 $          687,912 $          682,956 $          682,887 $
Diluted weighted average shares of common stock outstanding 47,068,929        43,099,354        37,341,050        37,390,369        37,379,469
Return on Common Equity Based on Operating Earnings
(2)
10.8% 10.6% 9.4% 9.7% 8.9%